UNITED STATESSECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2019

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring August 20, 2019 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBW CLRBZ	NASDAQ Capital Market NASDAQ Capital Market NASDAQ Capital Market

ITEM 7.01  REGULATION FD DISCLOSURE

On July 9, 2019, we issued a press release announcing the U.S. Food and Drug Administration (FDA) has granted Fast Track Designation for CLR 131 in relapsed or refractory Diffuse Large B-Cell Lymphoma (DLBCL). A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated July 9, 2019, titled “Cellectar Receives FDA Fast Track Designation for CLR 131 in Diffuse Large B-Cell Lymphoma”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2019	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Charles T. Bernhardt
Name: Charles T. Bernhardt
Title: Interim Chief Financial Officer

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